SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP
STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 19, 1998 PROSPECTUS

Effective March 17, 1999, Small Cap Stock Fund's shares will be available for purchase by new accounts. References to the availability of fund shares only to certain purchasers on the cover page, in the "Who May Want to Invest" section on page 3 and in the "How to Buy
Shares" section on page 24 are no longer applicable.